Exhibit 32.2

SECTION 1350 CERTIFICATION (CFO)

FUTURE FINTECH GROUP INC.

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Future FinTech Group Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof, the “Report”, I, Jing Chen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 16, 2020	/s/ Jing Chen
Jing Chen
Chief Financial Officer